DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND


Pursuing long-term growth of capital
through investments in foreign securities


P R O S P E C T U S May 1, 2005

CLASS A, B, C, R, AND T SHARES





                                                                        [Logo]

                                    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[in margin:
DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
Ticker Symbols
CLASS A:  FOIAX
CLASS B:  FOIDX
CLASS C:  FOICX
CLASS R:  FOIRX
CLASS T:  FOIUX]

CONTENTS



THE FUND
------------------------------------------------------------------------------

  Investment Approach........................................................3
  Main Risks.................................................................3
  Past Performance...........................................................5
  Expenses...................................................................7
  More About Investment Objective, Strategies and Risks......................8
  Management................................................................11
  Financial Highlights......................................................14


YOUR INVESTMENT
------------------------------------------------------------------------------

  Shareholder Guide.........................................................20
  Distributions and Taxes...................................................30
  Services for Fund Investors...............................................31
  Instructions for Regular Accounts.........................................34
  Instructions for IRAs.....................................................37


FOR MORE INFORMATION
------------------------------------------------------------------------------

SEE BACK COVER.

THE FUND

INVESTMENT APPROACH


The fund, an international fund, seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior written notice of the change is given to fund shareholders. The fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.


Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.


Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its current price is greater than Founders' estimate of its intrinsic value. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry sector or country weightings.

For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."

MAIN RISKS


The principal risks of investing in this fund are:

o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:
o MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are generally less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.
o CURRENCY RISK. The fund's assets are invested primarily in foreign securities. Since substantially all of its revenue is received in foreign currencies, the fund's net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The fund pays dividends, if any, in U.S. dollars and incurs currency conversion costs.
o POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the fund; and political, economic, or social instability.
o SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

o  INITIAL  PUBLIC   OFFERINGS.   The  fund  may  purchase   securities  of
   companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


[On side panel: Key concepts
INTERNATIONAL FUND: a type of mutual fund that generally invests in securities traded anywhere in the world, except the United States.
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
FOREIGN SECURITIES: securities of issuers, wherever organized, that have their principal business activities outside of the United States. Founders considers where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES

  95     96    97    98   99      00        01       02        03        04
  --     --    --    --   --      --        --       --        --        --
                                -17.60    -30.44   -28.19     36.84     22.69

BEST QUARTER:     Q4 `03      +17.83%
WORST QUARTER:    Q3 `02      -22.45%

The following table compares the performance of each share class to the performance of appropriate broad-based indexes. The fund's returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. The returns of the indexes account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/04

Share class                           1 Year              5 Years

                                                           (since
                                                         inception) (1)

CLASS A                               15.59%               -8.22%
RETURNS BEFORE TAXES

CLASS A                               15.59%               -8.93%
RETURNS AFTER TAXES
ON DISTRIBUTIONS

CLASS A                               10.42%               -7.07%
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                               17.78%               -8.14%
RETURNS BEFORE TAXES

CLASS C                               20.83%               -7.86%
RETURNS BEFORE TAXES

CLASS R                               23.45%               -6.84%
RETURNS BEFORE TAXES

CLASS T                               16.88%               -8.21%
RETURNS BEFORE TAXES

MORGAN STANLEY CAPITAL                20.38%               -0.77%
INTERNATIONAL WORLD EX U.S.

INDEX (2)

MORGAN STANLEY CAPITAL                16.27%               -5.91%
INTERNATIONAL WORLD EX U.S.

GROWTH INDEX (2)

MORGAN STANLEY CAPITAL                20.91%               -0.31%
INTERNATIONAL ALL-COUNTRY WORLD

EX U.S. INDEX (2)

(1)   INCEPTION DATE 12/31/99.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX MEASURES GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE OUTSIDE OF THE UNITED STATES. THE MSCI WORLD EX U.S. GROWTH INDEX MEASURES GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE OF GROWTH SECURITIES OUTSIDE OF THE UNITED STATES. THIS INDEX IS MORE REFLECTIVE OF THE FUND'S GROWTH STYLE OF INVESTING. THE MSCI ALL-COUNTRY WORLD EX U.S. INDEX MEASURES EQUITY MARKET PERFORMANCE IN THE GLOBAL DEVELOPED AND EMERGING MARKETS OUTSIDE THE UNITED STATES. IN FUTURE PROSPECTUSES, THE FUND'S PERFORMANCE WILL NO LONGER BE COMPARED TO THIS INDEX, AS THE FUND NORMALLY DOES NOT HAVE SIGNIFICANT EXPOSURE TO EMERGING MARKETS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS REFLECT THE EXPENSE LIMITATION DESCRIBED BELOW UNDER "EXPENSES."


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the table below.


Fee table (1)                         CLASS A    CLASS B   CLASS C    CLASS R   CLASS T

------------------------------------  ---------  --------  ---------  --------  ---------
SHAREHOLDER TRANSACTION FEES (FEES
PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on         5.75      NONE       NONE      NONE       4.50
purchases
% OF OFFERING PRICE
Maximum contingent deferred sales     NONE (2)      4.00       1.00      NONE   NONE (2)
charge (CDSC)
% OF PURCHASE OR SALE PRICE,

WHICHEVER IS LESS
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS

Management fees                           0.75      0.75       0.75      0.75       0.75
Rule 12b-1 fee                            NONE      0.75       0.75      NONE       0.25
Shareholder services fee                  0.25      0.25       0.25      NONE       0.25
Other expenses                            0.83      0.87       0.89      0.66       0.96
EXPENSE REIMBURSEMENT (3)               (0.41)    (0.46)     (0.48)    (0.26)     (0.55)
TOTAL ANNUAL FUND OPERATING               1.42      2.16       2.16      1.15       1.66
EXPENSES (3)

(1) THE EXPENSE INFORMATION IN THE FEE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.
(2) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.
(3) FOUNDERS HAS AGREED TO PERMANENTLY LIMIT THE TOTAL EXPENSES OF THE FUND PURSUANT TO A WRITTEN CONTRACTUAL COMMITMENT SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES WILL NOT EXCEED CLASS A - 1.40%; CLASS B AND C - 2.15%; CLASS R - 1.15% AND CLASS T - 1.65%. THESE EXPENSE LIMITS ARE NET OF
BROKERAGE OFFSETS AND CREDITS EARNED ON CASH BALANCES HELD BY THE FUND'S CUSTODIAN. THE TOTAL ANNUAL FUND OPERATING EXPENSES SHOWN ABOVE ARE NOT NET OF THESE OFFSETS AND CREDITS.


[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.
OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example
                        1 Year     3 Years      5 Years      10 Years
                       ---------  ----------   -----------  ------------
CLASS A                  $709       $993         $1,297       $2,158

CLASS B
WITH REDEMPTION          $618       $973         $1,354       $2,117*
WITHOUT REDEMPTION       $218       $673         $1,154       $2,117*

CLASS C
WITH REDEMPTION          $318       $673         $1,154       $2,483
WITHOUT REDEMPTION       $218       $673         $1,154       $2,483

CLASS R                  $117       $365          $633        $1,398

CLASS T                  $610       $947         $1,307       $2,317

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. These examples are based on total annual fund operating expenses, which reflect Founders' permanent management fee waiver and expense limitation.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS.  The fund may  invest  in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes:

to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission (SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO  TURNOVER.   The  fund  does  not  have  any  limitations  regarding
portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o EMERGING MARKETS RISK. The fund may invest in emerging markets. These are markets in countries that are considered to be in the initial stages of the industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.
o STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.

MANAGEMENT

Investment adviser
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $158 billion under management in over 200 mutual fund portfolios as of December 31, 2004. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $4 trillion of assets under management, administration or custody, including approximately $707 billion under management as of December 31, 2004. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2004 was 0.75% of the fund's average daily net assets.

To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the managers use the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

The fund is co-managed by three portfolio managers, Remi J. Browne, Daniel B. LeVan and Jeffrey R. Sullivan. Each is a chartered financial analyst and has been employed by Founders since 2003. Messrs. Browne and LeVan began co-managing the fund in March 2003, and Mr. Sullivan became an additional co-manager in June 2004. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC (The Boston Company), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC (Standish Mellon), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since July 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to July 2003. Mr. Sullivan is a vice president of The Boston Company, where he has been employed since 2003. Mr. Sullivan was formerly an assistant vice president and research analyst at Standish Mellon from 1998 to 2003.

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Founders, Dreyfus, and certain directors of the Dreyfus Founders funds and the Dreyfus funds (together, the "Defendant Funds") in the U.S. District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The
Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional  directors  of  the  Defendant  Funds  as  defendants  and  alleges violations of the 1940 Act, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and
common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending as of the date of this prospectus.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the fund believe that any of the pending actions will have a material adverse effect on the fund or Founders' ability to perform its contract with the fund.

DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the five years ended December 31, 2004. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2004 annual report, which is available upon request.

                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------
CLASS A SHARES                                       2004    2003     2002     2001     2000
                                               ----------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year                  $9.77   $7.19   $10.03   $14.42   $19.88
---------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                         0.08    0.06     0.01     0.00(1)(0.03)
Net realized and unrealized gains (losses) on
securities                                           2.14    2.59   (2.84)   (4.39)   (3.53)
                                               ----------------------------------------------
Total from investment operations                     2.22    2.65   (2.83)   (4.39)   (3.56)
---------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         (0.09)  (0.07)   (0.01)     0.00     0.00
From net realized gains                              0.00    0.00     0.00     0.00   (1.90)
                                               ----------------------------------------------
Total distributions                                (0.09)  (0.07)   (0.01)     0.00   (1.90)
---------------------------------------------------------------------------------------------

Net Asset Value, end of year                       $11.90   $9.77    $7.19   $10.03   $14.42
                                               ==============================================

TOTAL RETURN (2)                                   22.69%  36.84%  -28.19%  -30.44%  -17.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                    $25,076 $22,432  $18,217  $29,151   $4,434
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (3)                                         1.42%   1.41%    1.40%    1.46%    1.82%
Expenses with reimbursements and earnings
credits                                             1.40%   1.40%    1.40%    1.44%    1.77%
Net investment income (loss)                        0.74%   0.80%    0.13%   -0.74%   -0.36%
---------------------------------------------------------------------------------------------
Portfolio turnover rate (4)                           85%    144%     220%     213%     184%

1. Net investment loss for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
2. Sales charges are not reflected in the total return.
3. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.05% (2004), 2.48% (2003), 2.18% (2002), 1.78% (2001), and
1.82% (2000).
4. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                          YEAR ENDED DECEMBER 31,
                                              -------------------------------------------------
CLASS B SHARES                                     2004      2003      2002      2001     2000
                                              -------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year                $9.55     $7.03     $9.87    $14.29   $19.88
-----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                                0.00(1,2(0.08)    (0.11)    (0.12)   (0.09)
Net realized and unrealized gains (losses) on
securities                                         2.08      2.61    (2.73)    (4.30)   (3.60)
                                              -------------------------------------------------
Total from investment operations                   2.08      2.53    (2.84)    (4.42)   (3.69)
-----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00    (0.01)      0.00      0.00     0.00
From net realized gains                            0.00      0.00      0.00      0.00   (1.90)
                                              -------------------------------------------------
Total distributions                                0.00    (0.01)      0.00      0.00   (1.90)
-----------------------------------------------------------------------------------------------

Net Asset Value, end of year                     $11.63     $9.55     $7.03     $9.87   $14.29
                                              =================================================

TOTAL RETURN (3)                                 21.78%    35.95%   -28.77%   -30.93%  -18.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                   $2,281    $2,372    $2,201    $3,786   $5,129
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (4)                                       2.16%     2.16%     2.16%     2.28%    2.57%
Expenses with reimbursements and earnings
credits                                           2.15%     2.15%     2.15%     2.26%    2.52%
Net investment income (loss)                      0.00%     0.07%    -0.61%    -1.03%   -1.18%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (5)                         85%      144%      220%      213%     184%

1. Computed using average shares outstanding throughout the year.
2. Net investment loss for the year ended December 31, 2004 aggregated less than $0.01 on a per share basis.
3. Sales charges are not reflected in the total return.
4. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.85% (2004), 3.32% (2003), 2.91% (2002), 2.67% (2001) and 2.57%
(2000).
5. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------
CLASS C SHARES                                    2004       2003      2002     2001    2000
                                               ----------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $9.53      $7.02     $9.86   $14.27  $19.88
---------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                      0.00(1,2)(0.26)    (0.29)   (0.16)  (0.07)
Net realized and unrealized gains (losses) on
securities                                        2.08       2.77    (2.55)   (4.25)  (3.64)
                                               ----------------------------------------------
Total from investment operations                  2.08       2.51    (2.84)   (4.41)  (3.71)
---------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        0.00       0.00      0.00     0.00    0.00
From net realized gains                           0.00       0.00      0.00     0.00  (1.90)
                                               ----------------------------------------------
Total distributions                               0.00       0.00      0.00     0.00  (1.90)
---------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $11.61      $9.53     $7.02    $9.86  $14.27
                                               ==============================================

TOTAL RETURN (3)                                21.83%     35.76%   -28.80%  -30.90% -18.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                    $476       $482      $532   $1,429  $2,635
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (4)                                      2.16%      2.16%     2.16%    2.29%   2.55%
Expenses with reimbursements and earnings
credits                                          2.15%      2.15%     2.15%    2.26%   2.50%
Net investment income (loss)                     0.03%      0.08%    -0.63%   -0.99%  -1.18%
---------------------------------------------------------------------------------------------
Portfolio turnover rate (5)                        85%       144%      220%     213%    184%

1. Computed using average shares outstanding throughout the year.
2. Net investment income for the year ended December 31, 2004 aggregated less than $0.01 on a per share basis.
3. Sales charges are not reflected in the total return.
4. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.87% (2004), 3.25% (2003), 3.11% (2002), 2.85% (2001), and
2.55% (2000).
5. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                           YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------
CLASS R SHARES                                      2004      2003     2002      2001      2000
                                               -------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year                 $9.82     $7.22   $10.08    $14.45    $19.88
------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                        0.13(1)   0.09     0.02      0.00(2) (0.01)
Net realized and unrealized gains (losses) on
securities                                          2.17      2.60   (2.85)    (4.37)    (3.52)
                                               -------------------------------------------------
Total from investment operations                    2.30      2.69   (2.83)    (4.37)    (3.53)
------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        (0.11)    (0.09)   (0.03)      0.00      0.00
From net realized gains                             0.00      0.00     0.00      0.00    (1.90)
                                               -------------------------------------------------
Total distributions                               (0.11)    (0.09)   (0.03)      0.00    (1.90)
------------------------------------------------------------------------------------------------

Net Asset Value, end of year                      $12.01     $9.82    $7.22    $10.08    $14.45
                                               =================================================

TOTAL RETURN                                      23.45%    37.27%  -28.10%   -30.24%   -17.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $66    $3,146   $2,470    $6,102    $2,716
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (3)                                        1.15%     1.15%    1.16%     1.28%     1.63%
Expenses with reimbursements and earnings
credits                                            1.15%     1.15%    1.15%     1.26%     1.53%
Net investment income (loss)                       1.21%     1.03%    0.27%    -0.04%    -0.40%
------------------------------------------------------------------------------------------------
Portfolio turnover rate (4)                          85%      144%     220%      213%      184%

1. Computed using average shares outstanding throughout the year.
2. Net investment loss for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
3. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 1.65% (2004), 1.95% (2003), 1.71% (2002), 1.57% (2001), and
1.63% (2000).
4. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                          YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------
CLASS T SHARES                                      2004      2003     2002      2001    2000
                                               -----------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year                 $9.70     $7.14    $9.97    $14.37  $19.88
----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                        0.06(1)   0.00(2)(0.10)    (0.09)  (0.06)
Net realized and unrealized gains (losses) on
securities                                          2.11      2.61   (2.73)    (4.31)  (3.55)
                                               -----------------------------------------------
Total from investment operations                    2.17      2.61   (2.83)    (4.40)  (3.61)
----------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                        (0.03)    (0.05)     0.00      0.00    0.00
From net realized gains                             0.00      0.00     0.00      0.00  (1.90)
                                               -----------------------------------------------
Total distributions                               (0.03)    (0.05)     0.00      0.00  (1.90)
----------------------------------------------------------------------------------------------

Net Asset Value, end of year                      $11.84     $9.70    $7.14     $9.97  $14.37
                                               ===============================================

TOTAL RETURN (3)                                  22.42%    36.58%  -28.39%   -30.62% -17.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                      $175      $172     $158      $343    $654
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no earnings
credits (4)                                        1.66%     1.65%    1.65%     1.80%   2.03%
Expenses with reimbursements and earnings
credits                                            1.65%     1.65%    1.65%     1.77%   1.98%
Net investment income (loss)                       0.57%     0.67%   -0.12%    -0.53%  -0.70%
----------------------------------------------------------------------------------------------
Portfolio turnover rate (5)                          85%      144%     220%      213%    184%

1. Computed using average shares outstanding throughout the year.
2. Net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.
3. Sales charges are not reflected in the total return.
4. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.44% (2004), 2.88% (2003), 4.00% (2002), 2.86% (2001), and
2.03% (2000).
5. Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND offered by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.


[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each class follows. You should review these arrangements with your investment professional before determining which class to invest in.

------------------------------------------------------------------------------------------------
Fee table
                             CLASS A        CLASS B      CLASS C       CLASS T         CLASS R

------------------------------------------------------------------------------------------------
Initial sales charge         up to 5.75%    none         none          up to 4.50%     none
.................................................................................................
Ongoing distribution fee
(Rule 12b-1 fee)             none           0.75%        0.75%         0.25%           none
.................................................................................................
Ongoing shareholder service  0.25%          0.25%        0.25%         0.25%           none
fee
.................................................................................................
Contingent deferred sales    1% on sale of  sliding      1% on sale of 1% on sale of   none
charge                       shares bought  scale        shares held   shares bought
                             within one     over six     for           within one year
                             year           years        one year or   without an
                             without an                  less          initial
                             initial                                   sales charge as
                             sales charge                              part of an
                             as                                        investment of
                             part of an                                $1 million
                             investment of                             or more
                             $1 million
                             or more
.................................................................................................
Conversion feature           no             yes          no            no              no
.................................................................................................
Recommended purchase maximum none           $100,000     $1 million    $1 million      none
.................................................................................................

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

    o plan to own the shares for an extended period of time, since the higher ongoing service and/or Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

    o   qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

-----------------------------------------------------------
Class A sales charges
                            SALES CHARGE     SALES CHARGE
                              AS A % OF       AS A % OF
PURCHASE AMOUNT            OFFERING PRICE        NAV
-----------------------------------------------------------
Less than $50,000               5.75%           6.10%
$50,000 to $99,999              4.50%           4.70%
$100,000 to $249,999            3.50%           3.60%
$250,000 to $499,999            2.50%           2.60%
$500,000 to $999,999            2.00%           2.00%
$1 million or more*             none             none

*NO  SALES  CHARGE  APPLIES  ON  INVESTMENTS  OF $1
MILLION OR MORE,  BUT A CONTINGENT  DEFERRED  SALES
CHARGE   OF  1%   MAY   BE   IMPOSED   ON   CERTAIN
REDEMPTIONS  OF SUCH SHARES  WITHIN ONE YEAR OF THE
DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

    o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fee on Class T may eventually exceed the initial sales charge differential

    o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fee

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

    o   qualify for a reduced or waived sales charge

    o   are unsure of your expected holding period

-----------------------------------------------------------
Class T sales charges
                            SALES CHARGE     SALES CHARGE
                              AS A % OF       AS A % OF
PURCHASE AMOUNT            OFFERING PRICE        NAV
-----------------------------------------------------------
Less than $50,000               4.50%           4.70%
$50,000 to $99,999              4.00%           4.20%
$100,000 to $249,999            3.00%           3.10%
$250,000 to $499,999            2.00%           2.00%
$500,000 to $999,999            1.50%           1.50%
$1 million or more*             none             none

*NO  SALES  CHARGE  APPLIES  ON  INVESTMENTS  OF $1
MILLION OR MORE,  BUT A CONTINGENT  DEFERRED  SALES
CHARGE   OF  1%   MAY   BE   IMPOSED   ON   CERTAIN
REDEMPTIONS  OF SUCH SHARES  WITHIN ONE YEAR OF THE
DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

    o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds and certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

    o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds and certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

    o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

    o   full-time  or  part-time  employees,   and  their  family  members,  of
        Founders or any of its affiliates

    o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

    o   full-time   employees,   and  their   family   members,   of  financial
        institutions that have entered into selling agreements with the fund's distributor

    o   "wrap"  accounts for the benefit of clients of financial  institutions,
        provided   they  have  entered  into  an  agreement   with  the  fund's
        distributor specifying operating policies and standards


    o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by employees participating in certain qualified or non-qualified employee benefit plans.

CLASS B AND CLASS C SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years are subject to the following CDSCs:

--------------------------------------------
Class B sales charges
                          CDSC AS A % OF
                          AMOUNT REDEEMED
FOR SHARES SOLD IN THE    SUBJECT TO THE
                              CHARGE
--------------------------------------------
First year                     4.00%
Second year                    4.00%
Third year                     3.00%
Fourth year                    3.00%
Fifth year                     2.00%
Sixth year                     1.00%
Thereafter                     none


Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) at the end of the calendar quarter six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.

CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

    o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

    o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

    o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

    o redemptions made within one year of death or disability of the shareholder

    o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2


    o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually


    o   redemptions from qualified and unqualified employee benefit plans

BUYING SHARES

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, DEBT SECURITIES with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

FAIR VALUE OF FOREIGN EQUITY SECURITIES may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The fund may use fair value prices obtained from such a pricing service in lieu of the closing prices from foreign markets in valuing foreign equity securities on days when movements in the U.S. stock market are determined to have materially affected the value of those securities subsequent to the closing of the foreign markets. In addition to establishing the fair value of securities, another objective of this policy is to attempt to reduce the possibility that an investor may seek to take advantage of any disparity between the foreign securities' closing market prices and their fair value by engaging in "time zone arbitrage." See "Your Investment - Shareholder Guide - General policies."

USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                  Initial     Additional
 -------------------------------  ----------  --------------------------
 REGULAR ACCOUNTS                 $1,000      $100; $500 FOR DREYFUS
                                              TELETRANSFER INVESTMENTS

 TRADITIONAL IRAS                 $750        NO MINIMUM

 SPOUSAL IRAS                     $750        NO MINIMUM

 ROTH IRAS                        $750        NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS       $500        NO MINIMUM
                                              AFTER THE FIRST YEAR

 AUTOMATIC INVESTMENT PLANS       $100        $100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

LIMITATIONS ON SELLING SHARES BY PHONE OR ONLINE
Proceeds sent by         Minimum           Maximum
                         phone/online      phone/online
---------------------------------------------------------------
CHECK*                   NO MINIMUM        $250,000 PER DAY

WIRE                     $1,000            $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

DREYFUS TELETRANSFER     $500              $500,000 FOR JOINT
                                           ACCOUNTS EVERY 30
                                           DAYS/ $20,000 PER
                                           DAY

* NOT  AVAILABLE  ONLINE ON  ACCOUNTS  WHOSE  ADDRESS  HAS BEEN
CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some   circumstances   require   written  sell  orders  along  with  signature
guarantees.  These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o  requests to send the proceeds to a different payee or address
o  written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm the instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.

THE FUND RESERVES THE RIGHT TO:

    o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

    o   change its minimum or maximum investment amounts

    o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

    o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)


    o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

The risks of frequent trading may be more significant for mutual funds that invest in securities that are more difficult to value or that are susceptible to price arbitrage, such as foreign securities. For example, a fund with significant investments in foreign securities that trade in markets that close some time before the time at which the fund calculates its net asset value potentially is subject to the risk of time zone arbitrage -- a market timing strategy that seeks to take advantage of changes in the value of a fund's portfolio holdings during the period between the close of the markets in which the fund's portfolio securities primarily trade and the close of the NYSE. One of the objectives of the fair valuation procedures adopted by the fund's board is to protect the fund against time zone arbitrage, as well as other trading practices that may seek to take advantage of stale prices. See "Your Investment - Shareholder Guide - Buying shares."

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through automatic investment plans, Dreyfus Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.


[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
DREYFUS AUTOMATIC ASSET BUILDER(R          For making automatic investments
                                           from a designated bank account.

DREYFUS PAYROLL SAVINGS PLAN               For making automatic investments
                                           through payroll deduction.

DREYFUS GOVERNMENT DIRECT DEPOSIT          For making automatic investments
PRIVILEGE                                  from your federal employment,
                                           Social Security or other regular
                                           federal government check.

DREYFUS DIVIDEND SWEEP                     For automatically reinvesting the
                                           dividends and distributions from
                                           the  fund into another  Dreyfus
                                           Founders fund or Dreyfus Premier
                                           fund (not available for IRAs).

For exchanging shares
DREYFUS AUTO-EXCHANGE PRIVILEGE            For making regular exchanges from
                                           the  fund into another Dreyfus
                                           Founders fund or Dreyfus Premier
                                           fund.

For selling shares
DREYFUS AUTOMATIC WITHDRAWAL PLAN          For making regular withdrawals
                                           from most funds.

                                           There will be no CDSC on Class B
                                           or Class C shares, as long as the
                                           amount of any withdrawal does not
                                           exceed, on an annual basis, 12%
                                           of the greater of the account
                                           value at the time of the first
                                           withdrawal under the plan, or at
                                           the time of the subsequent
                                           withdrawal.
EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up

Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING          Complete the            Fill out an            Write a letter of
                    application.  Mail      investment slip, and   instruction that
[Graphic: Pen]      your application and a  write your account     includes:
                    check to:               number on your check.  o     your name(s) and
                    Dreyfus Founders        Mail the slip and the     signature(s)
                    Funds, Inc.             check to:              o     your account
                    International Equity    Dreyfus Founders          number
                    Fund                    Funds, Inc.            o     International
                    P.O. Box 55268          International Equity      Equity Fund
                    Boston, MA  02205-8502  Fund                   o     the share class
                    Attn: Institutional     P.O. Box 55268         o     the dollar
                    Processing              Boston, MA  02205-8502    amount you want to
                                            Attn: Institutional       sell
                                            Processing             o     how and where to
                                                                      send the proceeds

                                                                   Obtain a signature
                                                                   guarantee or other
                                                                   documentation, if
                                                                   required (see "Account
                                                                   Policies - Selling
                                                                   Shares").

                                                                   Mail your request to:
                                                                   Dreyfus Founders
                                                                   Funds, Inc.
                                                                   P.O. Box 55268
                                                                   Boston, MA  02205-8502
                                                                   Attn: Institutional
                                                                   Processing
-------------------------------------------------------------------------------------------
BY TELEPHONE        WIRE  Call us to        WIRE  Have your bank   WIRE  Call us or your
                    request an account      send your investment   financial
[Graphic:           application and an      to Mellon Trust of     representative to
Telephone]          account number.  Have   New England, N.A.,     request your
                    your bank send your     with these             transaction.  Be sure
                    investment to Mellon    instructions:          the fund has your bank
                    Trust of New England,   o     ABA #011001234   account information on
                    N.A., with these        o     DDA #046590      file.  Proceeds will
                    instructions:           o     EEC code 5660    be wired to your
                    o     ABA #011001234    o     International    bank.
                    o     DDA #046590          Equity Fund
                    o     EEC code 5660     o     the share class  DREYFUS TELETRANSFER
                    o     International     o     your account     Call us or your
                       Equity Fund             number              financial
                    o     the share class   o     name(s) of       representative to
                    o     your account         investor(s)         request your
                       number               o     dealer number,   transaction.  Be sure
                    o     name(s) of           if applicable       the fund has your bank
                       investor(s)                                 account information on
                    o     dealer number,    ELECTRONIC CHECK.      file.  Proceeds will
                       if applicable        Same as wire, but      be sent to your bank
                                            before your 14-digit   by electronic check.
                    Return your             account number insert
                    application with the    "360" for Class A,     CHECK  Call us or your
                    account number on the   "361" for Class B,     financial
                    application.            "362" for Class C,     representative to
                                            "363" for Class R, or  request your
                                            "364" for Class T.     transaction.  A check
                                                                   will be sent to the
                                            DREYFUS TELETRANSFER   address of record.
                                            Request Dreyfus
                                            TeleTransfer on your
                                            application.  Call us
                                            to request your
                                            transaction.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                    TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT   TO SELL SHARES
-------------------------------------------------------------------------------------------

ONLINE              -----                   DREYFUS TELETRANSFER   WIRE  Visit
(WWW.DREYFUS.COM)                           Request Dreyfus        WWW.DREYFUS.COM to

                                            TeleTransfer on your   request your

[Graphic:  Mouse]                           application.  Visit    transaction.  Be sure
                                            WWW.DREYFUS.COM to     the fund has your bank
                                            request your           account information on
                                            transaction.           file.  Proceeds will
                                                                   be wired to your bank.

                                                                   DREYFUS TELETRANSFER
                                                                   Visit WWW.DREYFUS.COM
                                                                   to request your
                                                                   transaction.  Be sure
                                                                   the fund has your bank
                                                                   account information on
                                                                   file.  Proceeds will
                                                                   be sent to your bank
                                                                   by electronic check.

                                                                   CHECK  Visit
                                                                   WWW.DREYFUS.COM to
                                                                   request your
                                                                   transaction.  A check
                                                                   will be sent to the
                                                                   address of record.

-------------------------------------------------------------------------------------------
AUTOMATICALLY       WITH AN INITIAL         ALL SERVICES  Call us  DREYFUS AUTOMATIC
                    INVESTMENT  Indicate    or your financial      WITHDRAWAL PLAN  Call
[Graphic: Calendar] on your application     representative to      us or your financial
                    which automatic         request a form to add  representative to
                    service(s) you want.    any automatic          request a form to add
                    Return your             investing service      the plan.  Complete
                    application with your   (see "Services for     the form, specifying
                    investment.             Fund Investors").      the amount and
                                            Complete and return    frequency of
                                            the form along with    withdrawals you would
                                            any other required     like.
                                            materials.
                                                                   Be sure to maintain an
                                                                   account balance of
                                                                   $5,000 or more.
-------------------------------------------------------------------------------------------

To open an  account,  make  subsequent  investments  or  sell  shares,  please
contact  your  financial   representative  or  call  toll  free  in  the  U.S.
1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.



[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.
ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

-------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT  TO SELL SHARES
-------------------------------------------------------------------------------------------
IN WRITING         Complete an IRA          Fill out an           Write a letter of
                   application, making      investment slip, and  instruction that
[Graphic: Pen]     sure to specify the      write your account    includes:
                   fund name and to         number on your        o     your name and
                   indicate the year the    check.  Indicate the     signature
                   contribution is for.     year the              o     your account
                                            contribution is for.     number
                   Mail your application                          o     International
                   and a check to:          Mail the slip and        Equity Fund
                   The Dreyfus Trust        the check to:         o     the dollar amount
                   Company, Custodian       The Dreyfus Trust        you want to sell
                   P.O. Box 55552           Company, Custodian    o     the share class
                   Boston, MA  02205-8568   P.O. Box 55552        o     how and where to
                   Attn: Institutional      Boston, MA               send the proceeds
                   Processing               02205-8568            o     whether the
                                            Attn: Institutional      distribution is
                                            Processing               qualified or
                                                                     premature
                                                                  o     whether the 10%
                                                                     TEFRA should be
                                                                     withheld

                                                                  Obtain a signature
                                                                  guarantee or other
                                                                  documentation, if
                                                                  required (see "Account
                                                                  Policies - Selling
                                                                  Shares").

                                                                  Mail your request to:
                                                                  The Dreyfus Trust
                                                                  Company
                                                                  P.O. Box 55552
                                                                  Boston, MA  02205-8568
                                                                  Attn: Institutional
                                                                  Processing
-------------------------------------------------------------------------------------------
BY TELEPHONE       -----                    WIRE  Have your bank  -----
                                            send your investment
[Graphic:                                   to Mellon Trust of
Telephone]                                  New England, N.A.,
                                            with these
                                            instructions:
                                            o     ABA # 011001234
                                            o     DDA #046590
                                            o     EEC code 5660
                                            o     International
                                               Equity Fund
                                            o     the share class
                                            o     your account
                                               number
                                            o     name(s) of
                                               investor(s)
                                            o     dealer number,
                                               if applicable
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                   TO OPEN AN ACCOUNT       TO ADD TO AN ACCOUNT  TO SELL SHARES
-------------------------------------------------------------------------------------------
                                            ELECTRONIC CHECK
                                            Same as wire, but
                                            before your 14-digit
                                            account number
                                            insert "360" for
                                            Class A, "361" for
                                            Class B, "362" for
                                            Class C, "363" for
                                            Class R, or "364"
                                            for Class T.
-------------------------------------------------------------------------------------------
AUTOMATICALLY      -----                    ALL SERVICES  Call    SYSTEMATIC WITHDRAWAL
                                            us or your financial  PLAN  Call us to
[Graphic:                                   representative to     request instructions to
Calendar]                                   request a form to     establish the plan.
                                            add any automatic
                                            investing service
                                            (see "Services for
                                            Fund Investors").
                                            Complete and return
                                            the form along with
                                            any other required
                                            materials.  All
                                            contributions will
                                            count as current
                                            year contributions.
-------------------------------------------------------------------------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio managers about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available on its website at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available on the fund's website at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.

PORTFOLIO HOLDINGS

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its website at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the fund's website on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the fund's website on the 15th day of the month following the month for which such information is applicable. This information will remain accessible on the fund's website at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

-----------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
-----------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
-----------------------------------------------

-----------------------------------------------
ON THE INTERNET  Text only versions of
certain fund documents can be viewed online
or downloaded from http://www.sec.gov
-----------------------------------------------
You can also obtain copies, after paying a
duplicating fee, by visiting the SEC's
Public Reference Room in Washington, DC
(for information, call 1-202-942-8090) or
by E-mail request to PUBLICINFO@SEC.GOV,
or by writing to the SEC's Public
Reference Section, Washington, DC 20549-0102.
-----------------------------------------------

   Dreyfus Founders Funds are managed by
   Founders Asset Management LLC.

   Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.